Filed pursuant to Rule 497(e)

1933 Act File No. 333-168569

Equinox Systematica Macro Fund (formerly, Equinox BlueCrest Systematic Macro Fund)

Equinox Aspect Core Diversified Fund

Equinox BH-DG Strategy Fund

Equinox Campbell Strategy Fund

Equinox Chesapeake Strategy Fund

Equinox Crabel Strategy Fund

and Equinox IPM Systematic Macro Fund

(the “Funds”)

of

EQUINOX FUNDS TRUST

Supplement dated November 13, 2015 (“Supplement”) to the Prospectus of each Fund’s respective share class(es)

The information in this Supplement updates and amends certain information contained in each currently effective Prospectus for each Fund’s respective share class(es) dated on or before the date of this Supplement and should be read in conjunction with any such Prospectus.

Name Change of Equinox BlueCrest Systematic Macro Fund to Equinox Systematica Macro Fund

The Board of Trustees of the Trust approved, effective November 13, 2015, the name change of the Equinox BlueCrest Systematic Macro Fund to the Equinox Systematica Macro Fund. Accordingly, effective November 13, 2015, all references to Equinox BlueCrest Systematic Macro Fund are replaced with Equinox Systematica Macro Fund.

Exchange Privilege for Equinox Funds

Effective immediately, you may exchange shares of a class of a Fund on the Equinox Alternative Strategy Platform (Equinox Aspect Core Diversified Fund, Equinox BH-DG Strategy Fund, Equinox Systematica Macro Fund, Equinox Campbell Strategy Fund, Equinox Chesapeake Strategy Fund, Equinox Crabel Strategy Fund and Equinox IPM Systematic Macro Fund) (each an “EASP Fund,” and collectively, the “EASP Funds”) for shares of the same class of any other EASP Fund or for shares of the same class of the Equinox MutualHedge Futures Strategy Fund (the “MutualHedge Fund,” and together with the EASP Funds, the “Equinox Funds”), a series of Northern Lights Fund Trust that is also managed by Equinox Institutional Asset Management, LP. The Equinox Funds are offered through a separate prospectus or prospectuses, which are available online at www.equinoxfunds.com/documents, by calling (888) 643-3431 or by sending an e-mail request to Invest@equinoxfunds.com. Exchanges may be effected by (i) by writing to the Funds at Equinox Funds, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154 or (ii) by calling the Funds toll-free at 888-643-3431. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

An exchange between Equinox Funds means that you purchase shares of an Equinox Fund using the proceeds from the simultaneous redemption of your shares in another Equinox Fund. Redemption and purchase of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. Such an exchange will be treated as a sale for Federal income tax purposes. See the section entitled “More Information about Taxes” in an Equinox Fund’s prospectus for a discussion of the tax consequences of an exchange (sale) of shares in one Fund for shares in a different Fund.

Exchange transactions will be subject to the minimum investment amount and other requirements of the particular class of the Equinox Fund into which the exchange is desired to be made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than an Equinox Fund’s minimum investment requirement for a new account. Exchange transactions will be subject to a Fund’s redemption fee, if applicable, on proceeds redeemed within 30 days following their acquisition, whether acquired through purchase or exchange (with the exception of shares acquired through the reinvestment of dividends and/or capital gain distributions). As of the date of this Supplement, the MutualHedge Fund is subject to a 1% redemption fee on proceeds redeemed within 30 days following their acquisition and each EASP Fund is subject to a $15 wire redemption fee charged by such Funds’ transfer agent for each wire redemption.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. An Equinox Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of such Fund. Notwithstanding the foregoing, the Funds reserve the right to reject any purchase request (including exchange purchases from another Fund) that is deemed to be disruptive to efficient portfolio management. For more information about a Fund’s policy on excessive trading, refer to the section entitled “Frequent Purchases and Redemptions of Fund Shares” in such Fund’s respective prospectus.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Equinox Funds may terminate or modify the exchange offer described here at any time.

Investors should retain this supplement for future reference.